NEWS RELEASE
FORWARD AIR CORPORATION REPORTS
THIRD QUARTER 2012 RESULTS

GREENEVILLE, Tenn.- (BUSINESS WIRE) - October 18, 2012 - Forward Air Corporation (NASDAQ:FWRD) today reported revenue, operating income, net income and diluted earnings per share for the third quarter and nine months ended September 30, 2012.

Operating revenue for the quarter ended September 30, 2012 increased 5.7% to $143.5 million from $135.7 million for the same quarter in 2011. Income from operations was $19.6 million, compared with $20.3 million in the prior-year quarter. As a percent of operating revenue, income from operations was 13.7%, compared with 15.0% in the same quarter last year. Net income during the period decreased to $12.3 million from $12.9 million in the prior-year quarter. Income per diluted share for the third quarter of 2012 was $0.41 compared with $0.44 in the prior-year quarter.

Operating revenue for the nine months ended September 30, 2012 increased 10.5% to $428.9 million from $388.1 million for the same period in 2011. Income from operations was $59.5 million, compared with $53.5 million in the prior-year period. As a percent of operating revenue, income from operations increased to 13.9% for the first nine months of 2012 from 13.8% for the same period in 2011. Net income during the period was $36.7 million compared to $32.8 million in the prior-year period. Income per diluted share from operations for the first nine months of 2012 was $1.24 compared with $1.11 in the prior-year period.

Bruce A. Campbell, Chairman, President, and CEO, commenting on the third quarter said, “On September 24th, we disclosed that, in large part due to macroeconomic issues, our airport-to-airport volumes had fallen off to the point that we needed to revise our guidance for the third quarter. Since that announcement, we have continued to experience choppiness in our daily tonnage numbers but there were some signs of firming last week. With limited visibility and realizing that one week certainly doesn't make a trend, we remain cautiously optimistic that volumes will continue to improve.”

Commenting further, Mr. Campbell said, “Our operations group will continue to monitor our volumes and freight flows and will dynamically adjust to fluctuations in network volumes to effectively control our costs.”

Turning to the Forward Air Solutions business segment, Mr. Campbell said, “We were extremely pleased to see that our pooled distribution segment performed according to plan and produced a modest profit for the quarter. As you know, the fourth quarter is traditionally our strongest period for this operating group. With decent year-over-year same store volumes as well as recent new business wins, we expect Solutions to make a meaningful contribution to our fourth quarter.”

Commenting on the Company's guidance for the fourth quarter, Rodney L. Bell, Senior Vice President and CFO said, “We anticipate that our fourth quarter 2012 revenues will increase in the range of 5% to 8% over the comparable 2011 period, and we expect income per diluted share to be between $0.48 and $0.52 per share. This compares to $0.50 per share in the fourth quarter of 2011.”

Review of Financial Results

Forward Air will hold a conference call to discuss third quarter 2012 results on Friday, October 19, 2012 at 9:00 a.m. EDT. The Company's conference call will be available online at www.forwardair.com or by dialing 800-230-1092. A replay of the conference call will be available at www.forwardair.com beginning shortly after the completion of the live call.

About Forward Air Corporation

Forward Air Corporation operates two business segments, Forward Air, Inc. and Forward Air Solutions, Inc.

Forward Air, Inc. is a high-service-level contractor to the air cargo industry providing time-definite ground transportation services through a network of terminals located on or near major airports in 85 cities in the United States and Canada.  It provides these services as a cost-effective alternative to air transportation of cargo that must be delivered at a specific time but is relatively less time-sensitive than traditional air freight or when air transportation is not economical.

Forward Air Solutions, Inc. is a provider of pool distribution services. Pool distribution involves the consolidation and shipment of several smaller less-than-truckload shipments to a common area or region. Once at the regional destination, the loads are deconsolidated, then grouped with other shipments with common delivery points, and delivered in a very precise, time-sensitive manner. Our pool distribution network consists of terminals and service locations in 20 cities within the Mid-Atlantic, Southeast, Midwest and Southwestern United States.

Forward Air Corporation
Consolidated Statements of Comprehensive Income
(In thousands, except per share data)
(Unaudited)

	Three months ended		Nine months ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011
Operating revenue:
Forward Air
Airport-to-airport	$96,914	$92,966	$290,006	$266,606
Logistics	20,878	18,409	63,315	52,909
Other	6,528	7,250	19,498	20,524
Forward Air Solutions
Pool distribution	19,194	17,124	56,102	48,104
Total operating revenue	143,514	135,749	428,921	388,143

Operating expenses:
Purchased transportation
Forward Air
Airport-to-airport	40,150	36,142	119,546	104,411
Logistics	15,954	14,041	47,756	40,214
Other	1,822	1,797	5,252	4,929
Forward Air Solutions
Pool distribution	5,176	4,109	14,989	11,067
Total purchased transportation	63,102	56,089	187,543	160,621
Salaries, wages and employee benefits	31,698	33,402	97,408	95,336
Operating leases	6,895	6,672	20,826	20,083
Depreciation and amortization	5,425	5,429	15,940	15,734
Insurance and claims	3,098	2,120	8,132	6,140
Fuel expense	2,318	2,406	7,271	7,357
Other operating expenses	11,352	9,311	32,303	29,390
Total operating expenses	123,888	115,429	369,423	334,661
Income from operations	19,626	20,320	59,498	53,482

Other income (expense):
Interest expense	(111)	(131)	(241)	(468)
Other, net	(21)	10	(6)	57
Total other expense	(132)	(121)	(247)	(411)
Income before income taxes	19,494	20,199	59,251	53,071
Income taxes	7,227	7,287	22,544	20,321
Net income and comprehensive income	$12,267	$12,912	$36,707	$32,750

Net income per share:
Basic	$0.42	$0.44	$1.27	$1.12
Diluted	$0.41	$0.44	$1.24	$1.11
Weighted average shares outstanding:
Basic	29,088	29,237	28,895	29,236
Diluted	29,660	29,552	29,484	29,591

Dividends per share:	$0.10	$0.07	$0.24	$0.21

Forward Air Corporation
Consolidated Balance Sheets
(In thousands)
(Unaudited)
	September 30, 2012	December 31, 2011 (a)
Assets
Current assets:
Cash and cash equivalents	$92,988	$58,801
Accounts receivable, net	74,878	70,922
Other current assets	13,607	9,994
Total current assets	181,473	139,717

Property and equipment	238,704	223,135
Less accumulated depreciation and amortization	101,941	93,267
Net property and equipment	136,763	129,868
Goodwill and other acquired intangibles:
Goodwill	43,332	43,332
Other acquired intangibles, net of accumulated amortization	23,225	26,668
Total net goodwill and other acquired intangibles	66,557	70,000
Other assets	1,825	1,566
Total assets	$386,618	$341,151

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$12,896	$12,392
Accrued expenses	16,475	20,986
Current portion of debt and capital lease obligations	386	552
Total current liabilities	29,757	33,930

Debt and capital lease obligations, less current portion	88	333
Other long-term liabilities	6,805	8,860
Deferred income taxes	12,991	11,126

Shareholders’ equity:
Common stock	292	285
Additional paid-in capital	62,971	42,212
Retained earnings	273,714	244,405
Total shareholders’ equity	336,977	286,902
Total liabilities and shareholders’ equity	$386,618	$341,151

(a) Taken from audited financial statements, which are not presented in their entirety.

Forward Air Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended
	September 30, 2012	September 30, 2011
Operating activities:
Net income	$12,267	$12,912
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	5,425	5,429
Share-based compensation	1,427	1,502
Loss (gain) on disposal of property and equipment	92	(76)
Provision for loss on receivables	115	45
Provision for revenue adjustments	490	547
Deferred income taxes	1,023	4,140
Tax benefit for stock options exercised	(148)	(13)
Changes in operating assets and liabilities
Accounts receivable	(426)	(387)
Prepaid expenses and other current assets	1,499	(82)
Accounts payable and accrued expenses	(5)	(1,746)
Net cash provided by operating activities	21,759	22,271

Investing activities:
Proceeds from disposal of property and equipment	131	330
Purchases of property and equipment	(2,181)	(4,851)
Other	80	15
Net cash used in investing activities	(1,970)	(4,506)

Financing activities:
Payments of debt and capital lease obligations	(139)	(160)
Proceeds from exercise of stock options	7,295	90
Payments of cash dividends	(2,937)	(2,066)
Repurchase of common stock (repurchase program)	—	(24,294)
Tax benefit for stock options exercised	148	13
Net cash provided by (used in) financing activities	4,367	(26,417)
Net increase (decrease) in cash	24,156	(8,652)
Cash at beginning of period	68,832	96,119
Cash at end of period	$92,988	$87,467

Forward Air Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine months ended
	September 30, 2012	September 30, 2011
Operating activities:
Net income	$36,707	$32,750
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	15,940	15,734
Share-based compensation	4,550	4,457
Loss (gain) on disposal of property and equipment	259	(76)
Provision for loss on receivables	226	17
Provision for revenue adjustments	1,417	1,480
Deferred income taxes	2,460	6,079
Tax benefit for stock options exercised	(354)	(232)
Changes in operating assets and liabilities
Accounts receivable	(5,599)	(8,308)
Prepaid expenses and other current assets	(1,629)	(1,828)
Accounts payable and accrued expenses	(8,298)	4,757
Net cash provided by operating activities	45,679	54,830

Investing activities:
Proceeds from disposal of property and equipment	867	997
Purchases of property and equipment	(20,499)	(20,292)
Other	(267)	316
Net cash used in investing activities	(19,899)	(18,979)

Financing activities:
Payments of debt and capital lease obligations	(411)	(488)
Proceeds from exercise of stock options	15,740	7,721
Payments of cash dividends	(7,009)	(6,187)
Repurchase of common stock (repurchase program)	—	(24,294)
Common stock issued under employee stock purchase plan	119	128
Cash settlement of share-based awards for minimum tax withholdings	(386)	—
Tax benefit for stock options exercised	354	232
Net cash provided by (used in) financing activities	8,407	(22,888)
Net increase in cash	34,187	12,963
Cash at beginning of period	58,801	74,504
Cash at end of period	$92,988	$87,467

Forward Air Corporation
Segment Information
(In millions)
(Unaudited)

	Three months ended
	September 30,	Percent of	September 30,	Percent of		Percent
	2012	Revenue	2011	Revenue	Change	Change
Operating revenue
Forward Air	$124.5	86.8%	$118.9	87.6%	$5.6	4.7%
FASI	19.5	13.6	17.2	12.7	2.3	13.4
Intercompany eliminations	(0.5)	(0.4)	(0.4)	(0.3)	(0.1)	25.0
Total	143.5	100.0	135.7	100.0	7.8	5.7

Purchased transportation
Forward Air	58.1	46.7	52.1	43.8	6.0	11.5
FASI	5.4	27.7	4.4	25.6	1.0	22.7
Intercompany eliminations	(0.4)	80.0	(0.4)	100.0	—	—
Total	63.1	44.0	56.1	41.3	7.0	12.5

Salaries, wages and employee benefits
Forward Air	24.3	19.5	26.4	22.2	(2.1)	(8.0)
FASI	7.4	37.9	7.0	40.7	0.4	5.7
Total	31.7	22.1	33.4	24.6	(1.7)	(5.1)

Operating leases
Forward Air	5.2	4.2	4.9	4.1	0.3	6.1
FASI	1.7	8.7	1.7	9.9	—	—
Total	6.9	4.8	6.6	4.9	0.3	4.5

Depreciation and amortization
Forward Air	4.3	3.4	4.4	3.7	(0.1)	(2.3)
FASI	1.2	6.2	1.0	5.8	0.2	20.0
Total	5.5	3.8	5.4	4.0	0.1	1.9

Insurance and claims
Forward Air	2.6	2.1	1.8	1.5	0.8	44.4
FASI	0.5	2.6	0.4	2.3	0.1	25.0
Total	3.1	2.1	2.2	1.6	0.9	40.9

Fuel expense
Forward Air	1.0	0.8	1.0	0.9	—	—
FASI	1.3	6.7	1.4	8.1	(0.1)	(7.1)
Total	2.3	1.6	2.4	1.8	(0.1)	(4.2)

Other operating expenses
Forward Air	9.7	7.8	7.7	6.5	2.0	26.0
FASI	1.7	8.7	1.6	9.3	0.1	6.3
Intercompany eliminations	(0.1)	20.0	—	—	(0.1)	NM
Total	11.3	7.9	9.3	6.8	2.0	21.5

Income (loss) from operations
Forward Air	19.3	15.5	20.6	17.3	(1.3)	(6.3)
FASI	0.3	1.5	(0.3)	(1.7)	0.6	(200.0)
Total	$19.6	13.7%	$20.3	15.0%	$(0.7)	(3.4)%

Forward Air Corporation
Segment Information
(In millions)
(Unaudited)

	Nine months ended
	September 30,	Percent of	September 30,	Percent of		Percent
	2012	Revenue	2011	Revenue	Change	Change
Operating revenue
Forward Air	$373.4	87.1%	$340.6	87.7%	$32.8	9.6%
FASI	57.0	13.3	48.4	12.5	8.6	17.8
Intercompany eliminations	(1.5)	(0.4)	(0.9)	(0.2)	(0.6)	66.7
Total	428.9	100.0	388.1	100.0	40.8	10.5

Purchased transportation
Forward Air	173.3	46.4	149.8	44.0	23.5	15.7
FASI	15.5	27.2	11.6	24.0	3.9	33.6
Intercompany eliminations	(1.3)	86.7	(0.8)	88.9	(0.5)	62.5
Total	187.5	43.7	160.6	41.4	26.9	16.7

Salaries, wages and employee benefits
Forward Air	75.4	20.2	75.0	22.0	0.4	0.5
FASI	22.0	38.6	20.3	41.9	1.7	8.4
Total	97.4	22.7	95.3	24.5	2.1	2.2

Operating leases
Forward Air	15.3	4.1	14.7	4.3	0.6	4.1
FASI	5.5	9.7	5.4	11.1	0.1	1.9
Total	20.8	4.9	20.1	5.2	0.7	3.5

Depreciation and amortization
Forward Air	12.5	3.4	12.6	3.7	(0.1)	(0.8)
FASI	3.5	6.1	3.1	6.4	0.4	12.9
Total	16.0	3.7	15.7	4.0	0.3	1.9

Insurance and claims
Forward Air	6.4	1.7	4.8	1.4	1.6	33.3
FASI	1.7	3.0	1.3	2.7	0.4	30.8
Total	8.1	1.9	6.1	1.6	2.0	32.8

Fuel expense
Forward Air	3.2	0.9	3.4	1.0	(0.2)	(5.9)
FASI	4.1	7.2	4.0	8.3	0.1	2.5
Total	7.3	1.7	7.4	1.9	(0.1)	(1.4)

Other operating expenses
Forward Air	27.4	7.3	25.0	7.4	2.4	9.6
FASI	5.1	8.9	4.5	9.3	0.6	13.3
Intercompany eliminations	(0.2)	13.3	(0.1)	11.1	(0.1)	100.0
Total	32.3	7.5	29.4	7.6	2.9	9.9

Income (loss) from operations
Forward Air	59.9	16.0	55.3	16.2	4.6	8.3
FASI	(0.4)	(0.7)	(1.8)	(3.7)	1.4	(77.8)
Total	$59.5	13.9%	$53.5	13.8%	$6.0	11.2%

Forward Air Corporation
Forward Air Inc. Operating Statistics

	Three months ended
	September 30,	September 30,	Percent
	2012	2011	Change

Operating ratio	84.5%	82.7%	2.2%

Business days	63.0	64.0	(1.6)
Business weeks	12.6	12.8	(1.6)

Airport-to-airport:
Tonnage
Total pounds ¹	438,265	437,870	0.1
Average weekly pounds ¹	34,783	34,209	1.7

Linehaul shipments
Total linehaul	691,228	601,150	15.0
Average weekly	54,859	46,965	16.8

Forward Air Complete shipments	177,216	97,257	82.2
As a percentage of linehaul shipments	25.6%	16.2%	58.0

Average linehaul shipment size	634	728	(12.9)

Revenue per pound ²
Linehaul yield	$17.14	$16.95	0.9
Fuel surcharge impact	1.80	1.91	(0.5)
Forward Air Complete impact	3.20	2.41	3.7
Total airport-to-airport yield	$22.14	$21.27	4.1

Logistics:
Miles
Owner operator ¹	8,485	7,866	7.9
Third party ¹	4,500	3,334	35.0
Total Miles	12,985	11,200	15.9

Revenue per mile	$1.61	$1.66	(3.0)

Cost per mile	$1.23	$1.25	(1.6)%

¹ - In thousands
² - In cents per pound; percentage change is expressed as a percent of total yield.

Forward Air Corporation
Forward Air Inc. Operating Statistics

	Nine months ended
	September 30,	September 30,	Percent
	2012	2011	Change

Operating ratio	84.0%	83.8%	0.2%

Business days	191.0	192.0	(0.5)
Business weeks	38.2	38.4	(0.5)

Airport-to-airport:
Tonnage
Total pounds ¹	1,322,390	1,276,636	3.6
Average weekly pounds ¹	34,618	33,246	4.1

Linehaul shipments
Total linehaul	2,064,323	1,770,198	16.6
Average weekly	54,040	46,099	17.2

Forward Air Complete shipments	509,527	269,973	88.7
As a percentage of linehaul shipments	24.7%	15.3%	61.4

Average linehaul shipment size	641	721	(11.1)

Revenue per pound ²
Linehaul yield	$17.04	$16.80	1.1
Fuel surcharge impact	1.88	1.84	0.2
Forward Air Complete impact	3.04	2.27	3.7
Total airport-to-airport yield	$21.96	$20.91	5.0

Logistics:
Miles
Owner operator ¹	26,590	22,413	18.6
Third party ¹	12,010	9,706	23.7
Total Miles	38,600	32,119	20.2

Revenue per mile	$1.64	$1.66	(1.2)

Cost per mile	$1.24	$1.25	(0.8)%

¹ - In thousands
² - In cents per pound; percentage change is expressed as a percent of total yield.

Important Information

This press release contains “forward-looking statements,” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are statements other than historical information or statements of current condition and relate to future events or our future financial performance.  Some forward-looking statements may be identified by use of such terms as “believes,” “anticipates,” “intends,” “plans,” “estimates,” “projects” or “expects.”  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, our inability to maintain our historical growth rate because of a decreased volume of freight moving through our network or decreased average revenue per pound of freight moving through our network, increasing competition and pricing pressure, surplus inventories, loss of a major customer, the creditworthiness of our customers and their ability to pay for services rendered, our ability to secure terminal facilities in desirable locations at reasonable rates, the inability of our information systems to handle an increased volume of freight moving through our network, changes in fuel prices, claims for property damage, personal injuries or workers' compensation, employment matters including rising health care costs, enforcement of and changes in governmental regulations, environmental and tax matters, the handling of hazardous materials, the availability and compensation of qualified independent owner-operators and freight handlers needed to serve our transportation needs and our inability to successfully integrate acquisitions.  As a result of the foregoing, no assurance can be given as to future financial condition, cash flows or results of operations. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

-END-

CONTACT:
Forward Air Corporation
Rodney L. Bell, 423-636-7000
rbell@forwardair.com